June 13, 2011

O’SHAUGHNESSY FUNDS
O’Shaughnessy All Cap Core Fund
O’Shaughnessy Enhanced Dividend Fund
O’Shaughnessy Small/Mid Cap Growth Fund
Class I
Each a series of Advisors Series Trust

Supplement dated June 13, 2011
to the Summary Prospectuses, Prospectus
and Statement of Additional Information (“SAI”) each dated August 16, 2010

Effective July 1, 2011, the investment minimum for each Fund’s Class I shares will increase from $100,000 to $1 million for all new accounts.  Accordingly, all references to the Funds’ Class I investment minimum contained in the “Purchase and Sale of Fund Shares” sections of the Funds’ Summary Prospectuses, pages 3, 6, 9, 12, 15, 30 and 33 of the Funds’ Prospectus and pages 32 and 37 of the Funds’ SAI, are updated to reflect the new investment minimum.

Please retain this Supplement with your Prospectus.